                                                                   Exhibit 10.19

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement is made as of this 30th day of August, 2003 by and among

          NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation, having its principal place of business at 40 Pequot Way, Canton, Massachusetts 02021, as Lead Borrower for the Borrowers, being said NEW ENGLAND AUDIO CO., INC., and

          SOUND ADVICE OF ARIZONA INC., a Florida corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

          NEA DELAWARE, INC., a Delaware corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

          THEG USA, L.P., a Delaware limited partnership, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

          HILLCREST HIGH FIDELITY, INC., a Texas corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and

          SOUND ADVICE, INC., a Florida corporation, having a mailing address at 40 Pequot Way, Canton, Massachusetts 02021, and the LENDERS party hereto; and

     FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Issuing Bank; and

     FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Administrative Agent for the Lenders, and

     FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, and FLEET RETAIL FINANCE INC., a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109, as Collateral Agents for the Lenders

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH

     A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 16, 2003 by and among the Lead Borrower, the Borrowers, the

Lenders, the Issuing Bank, the Administrative Agent and the Collateral Agents.

     B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

     Accordingly, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     2.  Amendment to Section 2.02 of the Credit Agreement.  The provisions of
Section 2.02 of the Credit Agreement are hereby amended as follows:

     a) Section 2.02(a)(iv) of the Credit Agreement is hereby amended by deleting the words "Five Million Dollars ($5,000,000.00)" and substituting the words "Eleven Million Dollars ($11,000,000)" in its stead.

     b) Section 2.02(b) of the Credit Agreement is hereby amended by deleting the word "initial" in the second proviso thereto.

     c) Section 2.02(c) of the Credit Agreement is hereby deleted in its entirety.

     3.  Amendment to Section 6.11 of the Credit Agreement.  The provisions of
Section 6.11 of the Credit Agreement are hereby deleted in their entirety.

     4. Amendment Fee. In consideration of the Lenders' entering into this Third Amendment, the Borrowers shall pay the Administrative Agent for the pro rata accounts of the Lenders, an amendment fee in an amount equal to $137,500.00. The amendment fee shall be paid upon the execution hereof, shall not be subject to refund or rebate, and shall be retained as a fee and not applied in reduction of the principal, interest or other amounts due in connection with the Loan Documents.

     5.   Miscellaneous.

     a. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     b. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     c. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance,
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          or the validity, legality or enforceability of any other provisions of this Third Amendment.

     d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

     e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Third Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Third Amendment.


                           [SIGNATURE PAGES FOLLOWS]

     IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first above written.

                                        NEW ENGLAND AUDIO CO., INC., as
                                        Lead Borrower and Borrower


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        SOUND ADVICE OF ARIZONA INC., as
                                        Borrower


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        NEA DELAWARE, INC., as Borrower


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        THEG USA, L.P., as Borrower


                                        By: New England Audio Co.,
                                            Inc., its General Partner


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer

                                        HILLCREST HIGH FIDELITY, INC., as
                                        Borrower


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        SOUND ADVICE, INC., as Borrower


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        TWEETER HOME ENTERTAINMENT GROUP
                                        FINANCING COMPANY TRUST, as Facility
                                        Guarantor


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer


                                        TWEETER HOME ENTERTAINMENT GROUP, INC.,
                                        as Facility Guarantor


                                        By: /s/ Joseph McGuire
                                           -------------------------------------
                                        Name:  Joseph McGuire
                                        Title: Vice President and Chief
                                               Financial Officer

                                        FLEET RETAIL FINANCE INC.,
                                        As Collateral Agent, as Swingline Lender and as Lender

                                        By: /s/ Sally A. Sheehan
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        FLEET NATIONAL BANK,
                                        as Administrative Agent, as Collateral
                                        Agent and as Issuing Bank

                                        By: /s/ Sally A. Sheehan
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Lender

                                        By:
                                           ---------------------------
                                        Name:  Stephen M. Metivier
                                        Title: Duly Authorized Signatory


                                        NATIONAL CITY COMMERCIAL
                                        FINANCE, INC., as Lender

                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------

                                        FLEET RETAIL FINANCE INC.,
                                        As Collateral Agent, as Swingline Lender and as Lender

                                        By:
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        FLEET NATIONAL BANK,
                                        as Administrative Agent, as Collateral
                                        Agent and as Issuing Bank

                                        By:
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Lender

                                        By: /s/ Stephen M. Metivier
                                           ---------------------------
                                        Name:  Stephen M. Metivier
                                        Title: Duly Authorized Signatory


                                        NATIONAL CITY COMMERCIAL
                                        FINANCE, INC., as Lender

                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------


                                        FLEET RETAIL FINANCE INC.,
                                        As Collateral Agent, as Swingline Lender and as Lender

                                        By:
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        FLEET NATIONAL BANK,
                                        as Administrative Agent, as Collateral
                                        Agent and as Issuing Bank

                                        By:
                                           ---------------------------
                                        Name:  Sally A. Sheehan
                                        Title: Managing Director


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Lender

                                        By:
                                           ---------------------------
                                        Name:  Stephen M. Metivier
                                        Title: Duly Authorized Signatory


                                        NATIONAL CITY COMMERCIAL
                                        FINANCE, INC., as Lender

                                        By: /s/ William E. Welsh, Jr.
                                           ---------------------------
                                        Name:  William E. Welsh, Jr.
                                             -------------------------
                                        Title: Officer
                                              ------------------------




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                                               CONGRESS FINANCIAL
                                               CORPORATION (CENTRAL), as Lender



                                               By: /s/ Laura P. Wheeland
                                                  -----------------------------
                                               Name: Laura Wheeland
                                                    ---------------------------
                                               Title:  Vice President
                                                     --------------------------


                                               WELLS FARGO FOOTHILL, INC. (f/k/a
                                               Foothill Capital Corporation),
                                               as Lender



                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


                                               CONGRESS FINANCIAL
                                               CORPORATION (CENTRAL), as Lender



                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------


                                               WELLS FARGO FOOTHILL, INC. (f/k/a
                                               Foothill Capital Corporation),
                                               as Lender



                                               By: /s/ Claudia Hughes
                                                  -----------------------------
                                               Name: Claudia Hughes
                                                    ---------------------------
                                               Title:  Assistant VP
                                                     --------------------------